                                                        Exhibit 10(d)

           AGREEMENT REGARDING SPECIAL COMPENSATION
          AND POST EMPLOYMENT RESTRICTIVE COVENANTS

     THIS AGREEMENT made this 8th day of August, 1994, by and among SPRINT CORPORATION, a Kansas corporation ("Sprint"), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint ("SUMC") (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as "Employer"), and WILLIAM T. ESREY ("Executive").

                    W I T N E S S E T H:

     WHEREAS, Employer and its parent and affiliates are engaged in the telecommunications business;

     WHEREAS, Executive has expertise, experience and capability in the business of Employer and the telecommunications business in general;

     WHEREAS, SUMC provides services for Sprint, its subsidiaries and affiliates, including providing all personnel to Sprint and Sprint's Long Distance Division; and

     WHEREAS, Employee is employed by SUMC to provide such services to Sprint;

     WHEREAS, Executive has been, and now is serving as Chairman, President and Chief Executive Officer of Sprint;

     WHEREAS,  Employer desires to enter into this  Agreement  to
provide   severance and other benefits for Executive  and  obtain
Executive's  agreements  regarding  confidentiality   and   post-
employment restrictive covenants for Employer; and

     WHEREAS, Executive is willing to provide such agreements to Employer.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration are mutually acknowledged by the parties, it is hereby agreed as follows:

    1.   Recitals.

     The recitals hereinbefore set forth constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding its execution. Said recitals are by express reference made a part of the covenants hereof, and this Agreement shall be construed in light thereof.

    2.   Duties and Responsibilities.

     The duties and responsibilities of Executive are and shall continue to be of an executive nature as shall be required by
Employer in the conduct of its business. Executive's powers and authority shall include all those presently delegated to him or such other duties and responsibilities as from time to time may be assigned to him. Executive recognizes, that during his employment hereunder, he owes an undivided duty of loyalty to Employer, and agrees to devote his entire business time and attention to the performance of said duties and responsibilities and to use his best efforts to promote and develop the business of Employer.

    3.   Employment Term.

     Executive's employment may be terminated by either party in accordance with Sections 5, 6, 7, or 8 herein.

    4.   Compensation and Benefits.

     During employment, Executive shall be entitled to receive a base annual salary, shall be reimbursed for reasonable expenses incurred and accounted for in accordance with the policies and procedures of Employer, and shall be entitled to vacation pay and other benefits applicable to employees generally, each as may from time to time be established, amended or terminated. In addition, upon execution of this Agreement, Executive (a) shall be entitled to 30,000 restricted shares of common stock as set forth in a restricted stock option agreement of even-date herewith, attached hereto and incorporated herein (the "Restricted Stock Agreement"), and (b) shall be entitled to the Special Compensation set forth in Section 5 hereof in accordance with the terms of this Agreement.

    5.   Termination by Employer:  Special Compensation.

   At any time, Employer may terminate Executive's employment for any reason. If Executive's termination is other than pursuant to Section 6, Executive shall, subject to the other provisions of this Section 5, be entitled to the following Special Compensation (as that term is defined in this Section 5) in lieu of any benefits available under any and all Employer separation plans or policies, except as noted in Section 17. If Executive's termination is pursuant to Sections 5, 6 or 7, Executive's obligations under Sections 11, 12, 13, and 14 hereof shall continue.

      For purposes of this Agreement, "Special Compensation" shall entitle Executive:

        (a)   to  continue to receive for a period  of  eighteen
     (18) months from the date of termination (the "Severance Period") biweekly compensation at the rate equal to the biweekly amount of his base annual salary in effect at the date of termination of employment, provided, however, that the Board of Directors shall not be precluded from enhancing the Severance Period at some future date;

        (b) to receive a bonus, based on actual performance results, up to the target amount, under the Management Incentive Plan ("MIP") throughout the Severance Period provided that the amount, if any, payable under such Plan for the award period including the last day of the Severance Period shall be pro rated based upon the number of months of the Severance Period that fall within the award period and the total number of months in such award period;

        (c)  to  receive an award under the Long Term  Incentive
     Plan, pro rated based on the Executive's last day worked, exclusive of any Severance Period, determined in accordance with the terms of said Plan;

        (d) to an acceleration of restricted shares of common stock in accordance with the relevant provisions of the Restricted Stock Agreement;

        (e)  to  continue  to receive throughout  the  Severance
     Period any executive medical, dental, life, and qualified or nonqualified retirement benefits which the Executive was receiving or was entitled to receive at the time of termination, except that long term disability and short term disability benefits cease on the last day worked;

        (f) to receive outplacement counseling by a firm selected by Employer to continue until Executive becomes employed; and

        (g) to continue to receive throughout the Severance Period all applicable executive perquisites (including automobile allowance, long distance services and all miscellaneous services) except country club membership dues and accrual of vacation.

     Employer shall pay or cause to be paid the amounts payable under paragraph (a) above in equal installments, bi-weekly in arrears, and the amount payable under paragraphs (b) and (c) in accordance with the terms of the Plans. All payments pursuant to this Section shall be subject to applicable federal and state income and other withholding taxes.

     In  addition  to the Special Compensation described  above,
Executive  shall  also  be  entitled to  any  vacation  pay  for
vacation   accrued  by  Executive  in  the  calendar   year   of
termination but not taken at the time of termination.

    In the event Executive becomes employed full time during the Severance Period, Executive's entitlement to continuation of the benefits described in paragraph (e) shall immediately cease, however, Executive shall retain any rights to continue medical insurance coverage under the COBRA continuation provisions of the group medical insurance plan by paying the applicable premium therefor.

    The payments and benefits provided for in this Section shall be in addition to all other sums then payable and owing to Executive hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Executive for employment or services provided after termination of employment hereunder, and shall be in full settlement and satisfaction of all of Executive's claims and demands.

    In all events, Executive's right to receive severance and/or other benefits pursuant to this Section shall cease immediately in the event Executive is re-employed by Employer or an affiliate or Executive breaches his Confidential Information Covenant (as defined in Section 11 hereof), or breaches Sections 12, 13 or 14 hereof. In all cases, Employer's rights under
Section 15 shall continue.

    6. Voluntary Resignation by Executive; Termination for Cause: Total Disability.

      Upon termination of Executive's employment by either Voluntary Resignation, Termination for Cause (as those terms are defined in this Section 6), or Total Disability, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation, severance pay or other benefits described herein but Executive's obligations under Sections 11, 12, 13 and 14 hereof shall continue.

           (a) Voluntary Resignation by Executive. At any time, Executive has the right, by written notice to Employer, to terminate his services hereunder ("Voluntary Resignation"), effective as of thirty (30) days after such notice.

           (b)  Termination  for Cause by Employer.   At  any
      time, Employer has the right to terminate Executive's employment. Termination upon the occurrence of any of the following shall be deemed termination for cause ("Termination for Cause"):

          (i) Conduct by the Executive which reflects adversely on the Executive's honesty, trustworthiness or fitness as an Executive, or

          (ii)  Executive's willful engagement in conduct  which
          is   demonstrably  and  materially  injurious  to  the
          Employer.

           Termination for failure to meet performance expectations, unless willful, continuing and substantial, shall not be deemed a Termination for Cause. For Termination for Cause, written notice of the termination of Executive's employment by Employer shall be served upon Executive and shall be effective as of the date of such service. Such notice given by Employer shall specify the act or acts of Executive underlying such termination.

          (c) Total Disability. Upon the total disability of the Executive, as that term is defined in the Long Term
   Disability Plan, Executive shall have no right to compensation or severance pay described herein but shall be entitled to long term disability and other such benefits afforded under the applicable policies and plans.

    7.   Resignation Following Constructive Discharge.

     If at any time, except in connection with a termination pursuant to Section 5, 6, or 8 Executive is Constructively Discharged (as that term is defined in this Section 7) then Executive shall have the right, by written notice to Employer within sixty (60) days of such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after such notice. Executive shall in such event be entitled to the compensation and benefits as if such employment were terminated pursuant to Section 5 of this Agreement.

     For purposes of this Agreement, the Executive shall be "Constructively Discharged" upon the occurrence of any one of the following events:

          (a) Executive is removed from his position with Employer other than as a result of Executive's appointment to positions of equal or superior scope and responsibility; or

         (b) Executive's targeted total compensation is reduced by more than 10% (other than across-the-board reductions similarly affecting all officers of Sprint Corporation).

    8.   Effect of Change in Control.

    In the event that within one year of a Change in Control (as that term is defined in this Section 8) Executive's employment is terminated:

          (a) by the Employer other than pursuant to Section 6,

          (b) by Executive pursuant to Section 7 hereof,

          (c) by Executive if Executive is required to be based anywhere other than his location at the time or the Kansas City metropolitan area, except for required travel on business to an extent substantially consistent with Executive's business travel obligations immediately prior the Change in Control;

then Executive shall be entitled to the Special Compensation described in Section 5 and shall be bound by Section 11, but shall not have any continuing obligations under Sections 12, 13, and 14, except as otherwise required by common law or statute.

    For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

           (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint or any of its affiliates, and other than Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities, or

           (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), incumbent members cease for any reason to constitute a majority of the members of the Board of Directors of Sprint;

provided, however, that a transaction among Employer, France Telecom and Deutsche Bundespost Telekom commonly known as Project Phoenix shall not constitute a Change in Control for this Agreement and the related Restricted Stock Agreement. A member of the Board of Directors of Sprint shall be an "incumbent member" if such individual is as of the date of this Agreement or at the beginning of the applicable two consecutive year period a member of the Board of Directors of Sprint, and any new director after the date of this Agreement (other than a director designated by person who has entered into an agreement to effect a transaction described in subparagraph (i) above) whose election to the Board or nomination for election by the stockholders of Sprint was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors as of the date hereof or as of the first day of the applicable two consecutive year period or whose election or nomination for election was previously so approved.

    9.  Dispute Resolution.

     All disputes arising under this Agreement, other than those disputes relating to Executive's alleged violations of Sections 11 through 14 herein, shall be submitted to arbitration by the American Arbitration Association of Kansas City, Missouri. Costs of arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and there shall be no appeal from any award rendered. Any award rendered may be entered as a judgment in any court of competent jurisdiction. In any judicial enforcement proceeding, the losing party shall reimburse the prevailing party for its reasonable costs and attorneys' fees for enforcing its rights under this Agreement, in addition to any damages or other relief granted. This
Section 9 does not apply to any action by Employer to enforce Sections 11 through 14 of this Agreement and does not in any way restrict Employer's rights under Section 15 herein.

    10.  Enforcement.

     In the event Employer shall fail to pay any amounts due to Executive under this Agreement as they come due, Employer agrees to pay interest on such amounts at a rate of prime plus two percent (2%) per annum. Employer agrees that Executive and any successor shall be entitled to recover all costs of successfully enforcing any provision of this Agreement, including reasonable attorney fees and costs of litigation.

    11.  Confidential Information.

     Executive acknowledges that during the course of his employment he has learned or will learn or develop Confidential Information (as that term is defined in this Section 11). Executive further acknowledges that unauthorized disclosure or use of such Confidential Information, other than in discharge of Executive's duties, will cause Employer irreparable harm.

    For purposes of this Section, Confidential Information means trade secrets (such as technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other proprietary information concerning the products, processes or services of Employer or its parent, and/or affiliates, including but not limited to: computer programs; unpatented inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development; business plans; sales forecasts; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning planned or pending acquisitions or divestitures; and information concerning purchases of major equipment or property, which information: (a) has not been made generally available to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Employee as confidential by Employer, either orally or in writing.

    Except in the course of his employment and in the pursuit of the business of Employer or any of its subsidiaries or affiliates, Executive shall not, during the course of his employment, or for a period of eighteen (18) months following termination of his employment for any reason, directly or indirectly, disclose, publish, communicate or use on his behalf or another's behalf, any proprietary information or data of Employer or any of its subsidiaries or affiliates.

     Executive acknowledges that Employer operates and competes nationally, and that Employer will be harmed by unauthorized disclosure or use of Confidential Information regardless of where such disclosure or use occurs, and that therefore this confidentiality agreement is not limited to any single state or other jurisdiction.

    12.  Non-Competition.

    Executive acknowledges that use or disclosure of Confidential Information described in Section 11 is likely if Executive were to perform telecommunications functions on behalf of a competitor of Employer. Therefore, Executive shall not, for eighteen (18) months following termination of employment for any reason (the "Non-Compete Period"), accept any position, including but not limited to a position in the long distance operations of AT&T or MCI, where Executive dedicates his time and efforts principally to managing, controlling, participating in, investing in, acting as consultant or advisor to, rendering services for, or otherwise assisting any person or entity in the long distance, local telephony or wireless businesses and performing functions relating to long distance, local telephony or wireless services.

     Executive acknowledges that Employer operates and competes nationally, and that therefore this non-competition agreement is not limited to any single state or other jurisdiction.

    13.  Inducement of Other Employees.

     For a eighteen (18) month period following termination of employment, Executive will not directly or indirectly solicit, induce or encourage any employee or agent of Employer to terminate his relationship with Employer.

    14.  Return of Employer's Property.

     All notes, reports, sketches, plans, published memoranda or other documents created, developed, generated or held by Executive during employment, concerning or related to Employer's business, and whether containing or relating to Confidential Information or not, are the property of Employer and will be promptly delivered to Employer upon termination of Executive's employment for any reason whatsoever. During the course of employment, Executive shall not remove any of the above property containing Confidential Information, or reproductions or copies thereof, or any apparatus from Employer's premises without authorization.

    15.  Remedies.

     Executive acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of Sections 11, 12, 13 and 14 will not cause him undue hardship and that said provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

    Executive acknowledges that failure to comply with the terms of this Agreement will cause irreparable damage to Employer. Therefore, Executive agrees that, in addition to any other remedies at law or in equity available to Employer for Executive's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Executive to prevent such damage or breach, and the existence of any claim or cause of action Executive may have against Employer will not constitute a defense thereto. Executive further agrees to pay reasonable attorney fees and costs of litigation incurred by Employer in any proceeding relating to the enforcement of the Agreement or to any alleged breach thereof in which Employer shall prevail in whole or those reasonable fees and costs attributable to the extent that Employer prevails in part.

     In the event of a breach or a violation by Executive of any of the covenants and provisions of this Agreement, the running of the Non-Compete Period (but not of Executive's obligation thereunder), shall be tolled during the period of the continuance of any actual breach or violation.

   16.  Confidentiality of Agreement.

    As a specific condition to Executive's right to Special Compensation or other benefits described herein, Executive agrees that he will not disclose or discuss: the existence of this Agreement; the Special Compensation provided hereunder; or any other terms of the Agreement except: (1) to members of his immediate family; (2) to his financial advisor or attorney but then only to the extent necessary for them to assist him; (3) to a potential employer on a strictly confidential basis and then only to the extent necessary for reasonable disclosure in the course of serious negotiations; or (4) as required by law or to enforce legal rights.

    17.  Entire Understanding.

     This Agreement constitutes the entire understanding between the parties relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters, except for the terms and provisions of the Key Management Benefit Plan and any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to in or contemplated by this Agreement and except for the Executive's Contingency Employment Agreement and the SPRINT UNITED EMPLOYEE AGREEMENT REGARDING PROPERTY RIGHTS AND BUSINESS PRACTICES which the Executive has signed and by which Executive continues to be bound.

    18.  Binding Effect.

    This Agreement shall be binding upon and inure to the benefit of Executive's executors, administrators, legal representatives, heirs and legatees and the successors and assigns of Employer.

    19.  Partial Invalidity.

     The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Executive hereby agrees that such scope may be judicially modified accordingly.

    20.  Strict Construction.

    The language used in this Agreement will be deemed to be the language chosen by Employer and Executive to express their mutual intent and no rule of strict construction shall be applied against any person.

    21.  Waiver.

     The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

    22.  Notices.

   Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon delivery to the address of such party specified below if delivered personally or by courier; (b) upon dispatch if transmitted by telecopy or other means of facsimile, provided a copy thereof is also sent by regular mail or courier; or (c) within forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as certified mail, return receipt requested, addressed, in any case to the party at the following address(es) or telecopy numbers:

          If to Executive:

          William T. Esrey
          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205

          If to Employer:

          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205
          Attention:  Corporate Secretary

or to such other address(es) or telecopy number(s) as any party may designate by Written Notice in the aforesaid manner.

    23.  Governing Law.

     This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Kansas.

    24.  Gender.

     Wherever from the context it appears appropriate, each term stated in either the singular of plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine or neuter.

    25.  Headings.

     The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date above set forth.





WILLIAM T. ESREY                 SPRINT/UNITED MANAGEMENT COMPANY

/s/ W. T. ESREY

                            By:  /s/ B. WATSON

                                 Authorized Officer




               SPRINT CORPORATION



          By:  /s/ DON A. JENSEN

               Authorized Officer

           AGREEMENT REGARDING SPECIAL COMPENSATION
          AND POST EMPLOYMENT RESTRICTIVE COVENANTS

     THIS AGREEMENT made this 8th day of August, 1994, by and among SPRINT CORPORATION, a Kansas corporation ("Sprint"), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint ("SUMC") (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as "Employer"), and ARTHUR B. KRAUSE ("Executive").

                    W I T N E S S E T H:

     WHEREAS, Employer and its parent and affiliates are engaged in the telecommunications business;

     WHEREAS, Executive has expertise, experience and capability in the business of Employer and the telecommunications business in general;

     WHEREAS, SUMC provides services for Sprint, its subsidiaries and affiliates, including providing all personnel to Sprint and Sprint's Long Distance Division; and

     WHEREAS, Employee is employed by SUMC to provide such services to Sprint;

     WHEREAS, Executive has been, and now is serving Employer as Executive Vice President and Chief Financial Officer of Sprint;

     WHEREAS,  Employer desires to enter into this  Agreement  to
provide   severance and other benefits for Executive  and  obtain
Executive's  agreements  regarding  confidentiality   and   post-
employment restrictive covenants for Employer; and

     WHEREAS, Executive is willing to provide such agreements to Employer.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration are mutually acknowledged by the parties, it is hereby agreed as follows:

    1.   Recitals.

     The recitals hereinbefore set forth constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding its execution. Said recitals are by express reference made a part of the covenants hereof, and this Agreement shall be construed in light thereof.

    2.   Duties and Responsibilities.

     The duties and responsibilities of Executive are and shall continue to be of an executive nature as shall be required by
Employer in the conduct of its business. Executive's powers and authority shall include all those presently delegated to him or such other duties and responsibilities as from time to time may be assigned to him. Executive recognizes, that during his employment hereunder, he owes an undivided duty of loyalty to Employer, and agrees to devote his entire business time and attention to the performance of said duties and responsibilities and to use his best efforts to promote and develop the business of Employer.

    3.   Employment Term.

     Executive's employment may be terminated by either party in accordance with Sections 5, 6, 7, or 8 herein.

    4.   Compensation and Benefits.

     During employment, Executive shall be entitled to receive a base annual salary, shall be reimbursed for reasonable expenses incurred and accounted for in accordance with the policies and procedures of Employer, and shall be entitled to vacation pay and other benefits applicable to employees generally, each as may from time to time be established, amended or terminated. In addition, upon execution of this Agreement, Executive (a) shall be entitled to 10,000 shares of restricted stock as set forth in a restricted stock agreement dated August 8, 1994 (the "Restricted Stock Agreement"), and (b) shall be entitled to the Special Compensation set forth in Section 5 hereof in accordance with the terms of this Agreement.

    5.   Termination by Employer:  Special Compensation.

   At any time, Employer may terminate Executive's employment for any reason. If Executive's termination is other than pursuant to Section 6, Executive shall, subject to the other provisions of this Section 5, be entitled to the following Special Compensation (as that term is defined in this Section 5) in lieu of any benefits available under any and all Employer separation plans or policies, except as noted in Section 17. If Executive's termination is pursuant to Sections 5, 6 or 7, Executive's obligations under Sections 11, 12, 13, and 14 hereof shall continue.

      For purposes of this Agreement, "Special Compensation" shall entitle Executive:

        (a)   to  continue to receive for a period  of  eighteen
     (18) months from the date of termination (the "Severance Period") biweekly compensation at the rate equal to the biweekly amount of his base annual salary in effect at the date of termination of employment;

        (b) to receive a bonus, based on actual performance results, up to the target amount, under the Management Incentive Plan ("MIP") throughout the Severance Period provided that the amount, if any, payable under such Plan for the award period including the last day of the Severance Period shall be pro rated based upon the number of months of the Severance Period that fall within the award period and the total number of months in such award period;

        (c)  to  receive an award under the Long Term  Incentive
     Plan,   pro rated based on the Executive's last day worked,
     exclusive of any Severance Period, determined in accordance with the terms of said Plan;

        (d)  to  an acceleration of vesting of restricted  stock
     in   accordance  with  the  relevant  provisions   of   the
     Restricted Stock Agreement;

        (e)  to  continue  to receive throughout  the  Severance
     Period any executive medical, dental, life, and qualified or nonqualified retirement benefits which the Executive was receiving or was entitled to receive at the time of termination, except that long term disability and short term disability benefits cease on the last day worked;

        (f) to receive outplacement counseling by a firm selected by Employer to continue until Executive becomes employed; and

        (g) to continue to receive throughout the Severance Period all applicable executive perquisites (including automobile allowance, long distance services and all miscellaneous services) except country club membership dues and accrual of vacation.

     Employer shall pay or cause to be paid the amounts payable under paragraph (a) above in equal installments, bi-weekly in arrears, and the amount payable under paragraphs (b) and (c) in accordance with the terms of the Plans. All payments pursuant to this Section shall be subject to applicable federal and state income and other withholding taxes.

     In  addition  to the Special Compensation described  above,
Executive  shall  also  be  entitled to  any  vacation  pay  for
vacation   accrued  by  Executive  in  the  calendar   year   of
termination but not taken at the time of termination.

    In the event Executive becomes employed full time during the Severance Period, Executive's entitlement to continuation of the benefits described in paragraph (e) shall immediately cease, however, Executive shall retain any rights to continue medical insurance coverage under the COBRA continuation provisions of the group medical insurance plan by paying the applicable premium therefor.

    The payments and benefits provided for in this Section shall be in addition to all other sums then payable and owing to Executive hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Executive for employment or services provided after termination of employment hereunder, and shall be in full settlement and satisfaction of all of Executive's claims and demands.

    In all events, Executive's right to receive severance and/or other benefits pursuant to this Section shall cease immediately in the event Executive is re-employed by Employer or an affiliate or Executive breaches his Confidential Information Covenant (as defined in Section 11 hereof), or breaches Sections 12, 13 or 14 hereof. In all cases, Employer's rights under
Section 15 shall continue.

    6. Voluntary Resignation by Executive; Termination for Cause: Total Disability.

      Upon termination of Executive's employment by either Voluntary Resignation, Termination for Cause (as those terms are defined in this Section 6), or Total Disability, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation, severance pay or other benefits described herein but Executive's obligations under Sections 11, 12, 13 and 14 hereof shall continue.

           (a) Voluntary Resignation by Executive. At any time, Executive has the right, by written notice to Employer, to terminate his services hereunder ("Voluntary Resignation"), effective as of thirty (30) days after such notice.

           (b)  Termination  for Cause by Employer.   At  any
      time, Employer has the right to terminate Executive's employment. Termination upon the occurrence of any of the following shall be deemed termination for cause ("Termination for Cause"):

          (i) Conduct by the Executive which reflects adversely on the Executive's honesty, trustworthiness or fitness as an Executive, or

          (ii)  Executive's willful engagement in conduct  which
          is   demonstrably  and  materially  injurious  to  the
          Employer.

           Termination for failure to meet performance expectations, unless willful, continuing and substantial, shall not be deemed a Termination for Cause. For Termination for Cause, written notice of the termination of Executive's employment by Employer shall be served upon Executive and shall be effective as of the date of such service. Such notice given by Employer shall specify the act or acts of Executive underlying such termination.

          (c) Total Disability. Upon the total disability of the Executive, as that term is defined in the Long Term
   Disability Plan, Executive shall have no right to compensation or severance pay described herein but shall be entitled to long term disability and other such benefits afforded under the applicable policies and plans.

    7.   Resignation Following Constructive Discharge.

     If at any time, except in connection with a termination pursuant to Section 5, 6, or 8 Executive is Constructively Discharged (as that term is defined in this Section 7) then Executive shall have the right, by written notice to Employer within sixty (60) days of such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after such notice. Executive shall in such event be entitled to the compensation and benefits as if such employment were terminated pursuant to Section 5 of this Agreement.

     For purposes of this Agreement, the Executive shall be "Constructively Discharged" upon the occurrence of any one of the following events:

         (a) Executive is removed from his position with Employer other than as a result of Executive's appointment to positions of equal or superior scope and responsibility;
    or

         (b) Executive's targeted total compensation is reduced by more than 10% (other than across-the-board reductions similarly affecting all officers of Sprint Corporation).

    8.   Effect of Change in Control.

    In the event that within one year of a Change in Control (as that term is defined in this Section 8) Executive's employment is terminated:

          (a) by the Employer other than pursuant to Section 6,

          (b) by Executive pursuant to Section 7 hereof,

          (c) by Executive if Executive is required to be based anywhere other than his location at the time or the Kansas City metropolitan area, except for required travel on business to an extent substantially consistent with Executive's business travel obligations immediately prior the Change in Control;

then Executive shall be entitled to the Special Compensation described in Section 5 and shall be bound by Section 11, but shall not have any continuing obligations under Sections 12, 13, and 14, except as otherwise required by common law or statute.

    For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

           (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint or any of its affiliates, and other than Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities, or

           (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), incumbent members cease for any reason to constitute a majority of the members of the Board of Directors of Sprint;

provided, however, that a transaction among Employer, France Telecom and Deutsche Bundespost Telekom commonly known as Project Phoenix shall not constitute a Change in Control for this Agreement and the related Restricted Stock Agreement. A member of the Board of Directors of Sprint shall be an "incumbent member" if such individual is as of the date of this Agreement or at the beginning of the applicable two consecutive year period a member of the Board of Directors of Sprint, and any new director after the date of this Agreement (other than a director designated by person who has entered into an agreement to effect a transaction described in subparagraph (i) above) whose election to the Board or nomination for election by the stockholders of Sprint was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors as of the date hereof or as of the first day of the applicable two consecutive year period or whose election or nomination for election was previously so approved.

    9.  Dispute Resolution.

     All disputes arising under this Agreement, other than those disputes relating to Executive's alleged violations of Sections 11 through 14 herein, shall be submitted to arbitration by the American Arbitration Association of Kansas City, Missouri. Costs of arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and there shall be no appeal from any award rendered. Any award rendered may be entered as a judgment in any court of competent jurisdiction. In any judicial enforcement proceeding, the losing party shall reimburse the prevailing party for its reasonable costs and attorneys' fees for enforcing its rights under this Agreement, in addition to any damages or other relief granted. This
Section 9 does not apply to any action by Employer to enforce Sections 11 through 14 of this Agreement and does not in any way restrict Employer's rights under Section 15 herein.

    10.  Enforcement.

     In the event Employer shall fail to pay any amounts due to Executive under this Agreement as they come due, Employer agrees to pay interest on such amounts at a rate of prime plus two percent (2%) per annum. Employer agrees that Executive and any successor shall be entitled to recover all costs of successfully enforcing any provision of this Agreement, including reasonable attorney fees and costs of litigation.

    11.  Confidential Information.

     Executive acknowledges that during the course of his employment he has learned or will learn or develop Confidential Information (as that term is defined in this Section 11). Executive further acknowledges that unauthorized disclosure or use of such Confidential Information, other than in discharge of Executive's duties, will cause Employer irreparable harm.

    For purposes of this Section, Confidential Information means trade secrets (such as technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other proprietary information concerning the products, processes or services of Employer or its parent, and/or affiliates, including but not limited to: computer programs; unpatented inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development; business plans; sales forecasts; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning planned or pending acquisitions or divestitures; and information concerning purchases of major equipment or property, which information: (a) has not been made generally available to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Employee as confidential by Employer, either orally or in writing.

    Except in the course of his employment and in the pursuit of the business of Employer or any of its subsidiaries or affiliates, Executive shall not, during the course of his employment, or for a period of eighteen (18) months following termination of his employment for any reason, directly or indirectly, disclose, publish, communicate or use on his behalf or another's behalf, any proprietary information or data of Employer or any of its subsidiaries or affiliates.

     Executive acknowledges that Employer operates and competes nationally, and that Employer will be harmed by unauthorized disclosure or use of Confidential Information regardless of where such disclosure or use occurs, and that therefore this confidentiality agreement is not limited to any single state or other jurisdiction.

    12.  Non-Competition.

    Executive acknowledges that use or disclosure of Confidential Information described in Section 11 is likely if Executive were to perform telecommunications functions relating to long distance services on behalf of a competitor of Employer. Therefore, Executive shall not, for eighteen (18) months following termination of employment for any reason (the "Non-Compete Period"), accept any position, including but not limited to a position in the long distance operations of AT&T or MCI, where Executive dedicates his time and efforts principally to managing, controlling, participating in, investing in, acting as consultant or advisor to, rendering services for, or otherwise assisting any person or entity in the long distance business or the wireless business and performing functions relating to long distance or wireless services.

     Executive acknowledges that Employer operates and competes nationally, and that therefore this non-competition agreement is not limited to any single state or other jurisdiction.

    13.  Inducement of Other Employees.

     For a eighteen (18) month period following termination of employment, Executive will not directly or indirectly solicit, induce or encourage any employee or agent of Employer to terminate his relationship with Employer.

    14.  Return of Employer's Property.

     All notes, reports, sketches, plans, published memoranda or other documents created, developed, generated or held by Executive during employment, concerning or related to Employer's business, and whether containing or relating to Confidential Information or not, are the property of Employer and will be promptly delivered to Employer upon termination of Executive's employment for any reason whatsoever. During the course of employment, Executive shall not remove any of the above property containing Confidential Information, or reproductions or copies thereof, or any apparatus from Employer's premises without authorization.

    15.  Remedies.

     Executive acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of Sections 11, 12, 13 and 14 will not cause him undue hardship and that said provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

    Executive acknowledges that failure to comply with the terms of this Agreement will cause irreparable damage to Employer. Therefore, Executive agrees that, in addition to any other remedies at law or in equity available to Employer for Executive's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Executive to prevent such damage or breach, and the existence of any claim or cause of action Executive may have against Employer will not constitute a defense thereto. Executive further agrees to pay reasonable attorney fees and costs of litigation incurred by Employer in any proceeding relating to the enforcement of the Agreement or to any alleged breach thereof in which Employer shall prevail in whole or those reasonable fees and costs attributable to the extent that Employer prevails in part.

     In the event of a breach or a violation by Executive of any of the covenants and provisions of this Agreement, the running of the Non-Compete Period (but not of Executive's obligation thereunder), shall be tolled during the period of the continuance of any actual breach or violation.

   16.  Confidentiality of Agreement.

    As a specific condition to Executive's right to Special Compensation or other benefits described herein, Executive agrees that he will not disclose or discuss: the existence of this Agreement; the Special Compensation provided hereunder; or any other terms of the Agreement except: (1) to members of his immediate family; (2) to his financial advisor or attorney but then only to the extent necessary for them to assist him; (3) to a potential employer on a strictly confidential basis and then only to the extent necessary for reasonable disclosure in the course of serious negotiations; or (4) as required by law or to enforce legal rights.

    17.  Entire Understanding.

     This Agreement constitutes the entire understanding between the parties relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters, except for the terms and provisions of the Key Management Benefit Plan and any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to in or contemplated by this Agreement and except for Executive's Contingency Employment
Agreement and the SPRINT UNITED EMPLOYEE AGREEMENT REGARDING PROPERTY RIGHTS AND BUSINESS PRACTICES which the Executive has signed and by which Executive continues to be bound.

    18.  Binding Effect.

    This Agreement shall be binding upon and inure to the benefit of Executive's executors, administrators, legal representatives, heirs and legatees and the successors and assigns of Employer.

    19.  Partial Invalidity.

     The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Executive hereby agrees that such scope may be judicially modified accordingly.

    20.  Strict Construction.

    The language used in this Agreement will be deemed to be the language chosen by Employer and Executive to express their mutual intent and no rule of strict construction shall be applied against any person.

    21.  Waiver.

     The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

    22.  Notices.

   Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon delivery to the address of such party specified below if delivered personally or by courier; (b) upon dispatch if transmitted by telecopy or other means of facsimile, provided a copy thereof is also sent by regular mail or courier; or (c) within forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as certified mail, return receipt requested, addressed, in any case to the party at the following address(es) or telecopy numbers:

          If to Executive:

          Arthur B. Krause
          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205

          If to Employer:

          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205
          Attention:  Corporate Secretary

or to such other address(es) or telecopy number(s) as any party may designate by Written Notice in the aforesaid manner.

    23.  Governing Law.

     This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Kansas.

    24.  Gender.

     Wherever from the context it appears appropriate, each term stated in either the singular of plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine or neuter.

    25.  Headings.

     The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date above set forth.





ARTHUR B. KRAUSE                 SPRINT/UNITED MANAGEMENT COMPANY

/s/ ARTHUR B. KRAUSE

                            By:  /s/ B. WATSON

                                        Authorized Officer



                                 SPRINT CORPORATION



                            By:  /s/ DON A. JENSEN

                                        Authorized Officer

           AGREEMENT REGARDING SPECIAL COMPENSATION
          AND POST EMPLOYMENT RESTRICTIVE COVENANTS

     THIS AGREEMENT made this 8th day of August, 1994, by and among SPRINT CORPORATION, a Kansas corporation ("Sprint"), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint ("SUMC") (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as "Employer"), and
J. RICHARD DEVLIN ("Executive").

                    W I T N E S S E T H:

     WHEREAS, Employer and its parent and affiliates are engaged in the telecommunications business;

     WHEREAS, Executive has expertise, experience and capability in the business of Employer and the telecommunications business in general;

     WHEREAS, SUMC provides services for Sprint, its subsidiaries and affiliates, including providing all personnel to Sprint and Sprint's Long Distance Division; and

     WHEREAS, Employee is employed by SUMC to provide such services to Sprint;

     WHEREAS, Executive has been, and now is serving Employer as Executive Vice President - Law and External Affairs of Sprint;

     WHEREAS,  Employer desires to enter into this  Agreement  to
provide   severance and other benefits for Executive  and  obtain
Executive's  agreements  regarding  confidentiality   and   post-
employment restrictive covenants for Employer; and

     WHEREAS, Executive is willing to provide such agreements to Employer.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration are mutually acknowledged by the parties, it is hereby agreed as follows:

    1.   Recitals.

     The recitals hereinbefore set forth constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding its execution. Said recitals are by express reference made a part of the covenants hereof, and this Agreement shall be construed in light thereof.

    2.   Duties and Responsibilities.

     The duties and responsibilities of Executive are and shall continue to be of an executive nature as shall be required by
Employer in the conduct of its business. Executive's powers and authority shall include all those presently delegated to him or such other duties and responsibilities as from time to time may be assigned to him. Executive recognizes, that during his employment hereunder, he owes an undivided duty of loyalty to Employer, and agrees to devote his entire business time and attention to the performance of said duties and responsibilities and to use his best efforts to promote and develop the business of Employer.

    3.   Employment Term.

     Executive's employment may be terminated by either party in accordance with Sections 5, 6, 7, or 8 herein.

    4.   Compensation and Benefits.

     During employment, Executive shall be entitled to receive a base annual salary, shall be reimbursed for reasonable expenses incurred and accounted for in accordance with the policies and procedures of Employer, and shall be entitled to vacation pay and other benefits applicable to employees generally, each as may from time to time be established, amended or terminated. In addition, upon execution of this Agreement, Executive (a) shall be entitled to 10,000 shares of restricted stock as set forth in a restricted stock agreement dated August 8, 1994 (the "Restricted Stock Agreement"), and (b) shall be entitled to the Special Compensation set forth in Section 5 hereof in accordance with the terms of this Agreement.

    5.   Termination by Employer:  Special Compensation.

   At any time, Employer may terminate Executive's employment for any reason. If Executive's termination is other than pursuant to Section 6, Executive shall, subject to the other provisions of this Section 5, be entitled to the following Special Compensation (as that term is defined in this Section 5) in lieu of any benefits available under any and all Employer separation plans or policies, except as noted in Section 17. If Executive's termination is pursuant to Sections 5, 6 or 7, Executive's obligations under Sections 11, 12, 13, and 14 hereof shall continue.

      For purposes of this Agreement, "Special Compensation" shall entitle Executive:

        (a)   to  continue to receive for a period  of  eighteen
     (18) months from the date of termination (the "Severance Period") biweekly compensation at the rate equal to the biweekly amount of his base annual salary in effect at the date of termination of employment;

        (b) to receive a bonus, based on actual performance results, up to the target amount, under the Management Incentive Plan ("MIP") throughout the Severance Period provided that the amount, if any, payable under such Plan for the award period including the last day of the Severance Period shall be pro rated based upon the number of months of the Severance Period that fall within the award period and the total number of months in such award period;

        (c)  to  receive an award under the Long Term  Incentive
     Plan,   pro rated based on the Executive's last day worked,
     exclusive of any Severance Period, determined in accordance with the terms of said Plan;

        (d)  to  an acceleration of vesting of restricted  stock
     in   accordance  with  the  relevant  provisions   of   the
     Restricted Stock Agreement;

        (e)  to  continue  to receive throughout  the  Severance
     Period any executive medical, dental, life, and qualified or nonqualified retirement benefits which the Executive was receiving or was entitled to receive at the time of termination, except that long term disability and short term disability benefits cease on the last day worked;

        (f) to receive outplacement counseling by a firm selected by Employer to continue until Executive becomes employed; and

        (g) to continue to receive throughout the Severance Period all applicable executive perquisites (including automobile allowance, long distance services and all miscellaneous services) except country club membership dues and accrual of vacation.

     Employer shall pay or cause to be paid the amounts payable under paragraph (a) above in equal installments, bi-weekly in arrears, and the amount payable under paragraphs (b) and (c) in accordance with the terms of the Plans. All payments pursuant to this Section shall be subject to applicable federal and state income and other withholding taxes.

     In  addition  to the Special Compensation described  above,
Executive  shall  also  be  entitled to  any  vacation  pay  for
vacation   accrued  by  Executive  in  the  calendar   year   of
termination but not taken at the time of termination.

    In the event Executive becomes employed full time during the Severance Period, Executive's entitlement to continuation of the benefits described in paragraph (e) shall immediately cease, however, Executive shall retain any rights to continue medical insurance coverage under the COBRA continuation provisions of the group medical insurance plan by paying the applicable premium therefor.

    The payments and benefits provided for in this Section shall be in addition to all other sums then payable and owing to Executive hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Executive for employment or services provided after termination of employment hereunder, and shall be in full settlement and satisfaction of all of Executive's claims and demands.

    In all events, Executive's right to receive severance and/or other benefits pursuant to this Section shall cease immediately in the event Executive is re-employed by Employer or an affiliate or Executive breaches his Confidential Information Covenant (as defined in Section 11 hereof), or breaches Sections 12, 13 or 14 hereof. In all cases, Employer's rights under
Section 15 shall continue.

    6. Voluntary Resignation by Executive; Termination for Cause: Total Disability.

      Upon termination of Executive's employment by either Voluntary Resignation, Termination for Cause (as those terms are defined in this Section 6), or Total Disability, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation, severance pay or other benefits described herein but Executive's obligations under Sections 11, 12, 13 and 14 hereof shall continue.

           (a) Voluntary Resignation by Executive. At any time, Executive has the right, by written notice to Employer, to terminate his services hereunder ("Voluntary Resignation"), effective as of thirty (30) days after such notice.

           (b)  Termination  for Cause by Employer.   At  any
      time, Employer has the right to terminate Executive's employment. Termination upon the occurrence of any of the following shall be deemed termination for cause ("Termination for Cause"):

          (i) Conduct by the Executive which reflects adversely on the Executive's honesty, trustworthiness or fitness as an Executive, or

          (ii) Executive's willful engagement in conduct which is demonstrably and materially injurious to the Employer.

          Termination for failure to meet performance expectations, unless willful, continuing and substantial, shall not be deemed a Termination for Cause. For Termination for Cause, written notice of the termination of Executive's employment by Employer shall be served upon Executive and shall be effective as of the date of such service. Such notice given by Employer shall specify the act or acts of Executive underlying such termination.

          (c) Total Disability. Upon the total disability of the Executive, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation or severance pay described herein but shall be entitled to long term disability and other such benefits afforded under the applicable policies and plans.

     7.   Resignation Following Constructive Discharge.

     If at any time, except in connection with a termination pursuant to Section 5, 6, or 8 Executive is Constructively Discharged (as that term is defined in this Section 7) then Executive shall have the right, by written notice to Employer within sixty (60) days of such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after such notice. Executive shall in such event be entitled to the compensation and benefits as if such employment were terminated pursuant to Section 5 of this Agreement.

     For purposes of this Agreement, the Executive shall be "Constructively Discharged" upon the occurrence of any one of the following events:

          (a) Executive is removed from his position with Employer other than as a result of Executive's appointment to positions of equal or superior scope and responsibility; or

          (b) Executive's targeted total compensation is reduced by more than 10% (other than across-the-board reductions similarly affecting all officers of Sprint Corporation).

    8.   Effect of Change in Control.

    In the event that within one year of a Change in Control (as that term is defined in this Section 8) Executive's employment is terminated:

          (a) by the Employer other than pursuant to Section 6,

          (b) by Executive pursuant to Section 7 hereof,

          (c) by Executive if Executive is required to be based anywhere other than his location at the time or the Kansas City metropolitan area, except for required travel on business to an extent substantially consistent with Executive's business travel obligations immediately prior the Change in Control;

then Executive shall be entitled to the Special Compensation described in Section 5 and shall be bound by Section 11, but shall not have any continuing obligations under Sections 12, 13, and 14, except as otherwise required by common law or statute.

    For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

           (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint or any of its affiliates, and other than Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities, or

           (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), incumbent members cease for any reason to constitute a majority of the members of the Board of Directors of Sprint;

provided, however, that a transaction among Employer, France Telecom and Deutsche Bundespost Telekom commonly known as Project Phoenix shall not constitute a Change in Control for this Agreement and the related Restricted Stock Agreement. A member of the Board of Directors of Sprint shall be an "incumbent member" if such individual is as of the date of this Agreement or at the beginning of the applicable two consecutive year period a member of the Board of Directors of Sprint, and any new director after the date of this Agreement (other than a director designated by person who has entered into an agreement to effect a transaction described in subparagraph (i) above) whose election to the Board or nomination for election by the stockholders of Sprint was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors as of the date hereof or as of the first day of the applicable two consecutive year period or whose election or nomination for election was previously so approved.

    9.  Dispute Resolution.

     All disputes arising under this Agreement, other than those disputes relating to Executive's alleged violations of Sections 11 through 14 herein, shall be submitted to arbitration by the American Arbitration Association of Kansas City, Missouri. Costs of arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and there shall be no appeal from any award rendered. Any award rendered may be entered as a judgment in any court of competent jurisdiction. In any judicial enforcement proceeding, the losing party shall reimburse the prevailing party for its reasonable costs and attorneys' fees for enforcing its rights under this Agreement, in addition to any damages or other relief granted. This
Section 9 does not apply to any action by Employer to enforce Sections 11 through 14 of this Agreement and does not in any way restrict Employer's rights under Section 15 herein.

    10.  Enforcement.

     In the event Employer shall fail to pay any amounts due to Executive under this Agreement as they come due, Employer agrees to pay interest on such amounts at a rate of prime plus two percent (2%) per annum. Employer agrees that Executive and any successor shall be entitled to recover all costs of successfully enforcing any provision of this Agreement, including reasonable attorney fees and costs of litigation.

    11.  Confidential Information.

     Executive acknowledges that during the course of his employment he has learned or will learn or develop Confidential Information (as that term is defined in this Section 11). Executive further acknowledges that unauthorized disclosure or use of such Confidential Information, other than in discharge of Executive's duties, will cause Employer irreparable harm.

    For purposes of this Section, Confidential Information means trade secrets (such as technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other proprietary information concerning the products, processes or services of Employer or its parent, and/or affiliates, including but not limited to: computer programs; unpatented inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development; business plans; sales forecasts; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning planned or pending acquisitions or divestitures; and information concerning purchases of major equipment or property, which information: (a) has not been made generally available to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Employee as confidential by Employer, either orally or in writing.

    Except in the course of his employment and in the pursuit of the business of Employer or any of its subsidiaries or affiliates, Executive shall not, during the course of his employment, or for a period of eighteen (18) months following termination of his employment for any reason, directly or indirectly, disclose, publish, communicate or use on his behalf or another's behalf, any proprietary information or data of Employer or any of its subsidiaries or affiliates.

     Executive acknowledges that Employer operates and competes nationally, and that Employer will be harmed by unauthorized disclosure or use of Confidential Information regardless of where such disclosure or use occurs, and that therefore this confidentiality agreement is not limited to any single state or other jurisdiction.

    12.  Non-Competition.

    Executive acknowledges that use or disclosure of Confidential Information described in Section 11 is likely if Executive were to perform telecommunications functions relating to long distance services on behalf of a competitor of Employer. Therefore, Executive shall not, for eighteen (18) months following termination of employment for any reason (the "Non-Compete Period"), accept any position, including but not limited to a position in the long distance operations of AT&T or MCI, where Executive dedicates his time and efforts principally to managing, controlling, participating in, investing in, acting as consultant or advisor to, rendering services for, or otherwise assisting any person or entity in the long distance business or the wireless business and performing functions relating to long distance or wireless services.

     Executive acknowledges that Employer operates and competes nationally, and that therefore this non-competition agreement is not limited to any single state or other jurisdiction.

    13.  Inducement of Other Employees.

     For a eighteen (18) month period following termination of employment, Executive will not directly or indirectly solicit, induce or encourage any employee or agent of Employer to terminate his relationship with Employer.

    14.  Return of Employer's Property.

     All notes, reports, sketches, plans, published memoranda or other documents created, developed, generated or held by Executive during employment, concerning or related to Employer's business, and whether containing or relating to Confidential Information or not, are the property of Employer and will be promptly delivered to Employer upon termination of Executive's employment for any reason whatsoever. During the course of employment, Executive shall not remove any of the above property containing Confidential Information, or reproductions or copies thereof, or any apparatus from Employer's premises without authorization.

    15.  Remedies.

     Executive acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of Sections 11, 12, 13 and 14 will not cause him undue hardship and that said provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

    Executive acknowledges that failure to comply with the terms of this Agreement will cause irreparable damage to Employer. Therefore, Executive agrees that, in addition to any other remedies at law or in equity available to Employer for Executive's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Executive to prevent such damage or breach, and the existence of any claim or cause of action Executive may have against Employer will not constitute a defense thereto. Executive further agrees to pay reasonable attorney fees and costs of litigation incurred by Employer in any proceeding relating to the enforcement of the Agreement or to any alleged breach thereof in which Employer shall prevail in whole or those reasonable fees and costs attributable to the extent that Employer prevails in part.

     In the event of a breach or a violation by Executive of any of the covenants and provisions of this Agreement, the running of the Non-Compete Period (but not of Executive's obligation thereunder), shall be tolled during the period of the continuance of any actual breach or violation.

   16.  Confidentiality of Agreement.

    As a specific condition to Executive's right to Special Compensation or other benefits described herein, Executive agrees that he will not disclose or discuss: the existence of this Agreement; the Special Compensation provided hereunder; or any other terms of the Agreement except: (1) to members of his immediate family; (2) to his financial advisor or attorney but then only to the extent necessary for them to assist him; (3) to a potential employer on a strictly confidential basis and then only to the extent necessary for reasonable disclosure in the course of serious negotiations; or (4) as required by law or to enforce legal rights.

    17.  Entire Understanding.

     This Agreement constitutes the entire understanding between the parties relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters, except for the terms and provisions of the Key Management Benefit Plan and any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to in or contemplated by this Agreement and except for Executive's Contingency Employment
Agreement and the SPRINT UNITED EMPLOYEE AGREEMENT REGARDING PROPERTY RIGHTS AND BUSINESS PRACTICES which the Executive has signed and by which Executive continues to be bound.

    18.  Binding Effect.

    This Agreement shall be binding upon and inure to the benefit of Executive's executors, administrators, legal representatives, heirs and legatees and the successors and assigns of Employer.

    19.  Partial Invalidity.

     The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Executive hereby agrees that such scope may be judicially modified accordingly.

    20.  Strict Construction.

    The language used in this Agreement will be deemed to be the language chosen by Employer and Executive to express their mutual intent and no rule of strict construction shall be applied against any person.

    21.  Waiver.

     The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

    22.  Notices.

   Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon delivery to the address of such party specified below if delivered personally or by courier; (b) upon dispatch if transmitted by telecopy or other means of facsimile, provided a copy thereof is also sent by regular mail or courier; or (c) within forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as certified mail, return receipt requested, addressed, in any case to the party at the following address(es) or telecopy numbers:

          If to Executive:

          J. Richard Devlin
          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205

          If to Employer:

          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205
          Attention:  Corporate Secretary

or to such other address(es) or telecopy number(s) as any party may designate by Written Notice in the aforesaid manner.

    23.  Governing Law.

     This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Kansas.

    24.  Gender.

     Wherever from the context it appears appropriate, each term stated in either the singular of plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine or neuter.

    25.  Headings.

     The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date above set forth.





J. RICHARD DEVLIN                SPRINT/UNITED MANAGEMENT COMPANY

/s/ J. RICHARD DEVLIN

                            By:  /s/ B. WATSON

                                       Authorized Officer



                                 SPRINT CORPORATION



                            By:  /s/ DON A. JENSEN

                                       Authorized Officer

          AGREEMENT REGARDING SPECIAL COMPENSATION
          AND POST EMPLOYMENT RESTRICTIVE COVENANTS

    THIS AGREEMENT made this 12th day of July, 1994, by and among SPRINT CORPORATION, a Kansas corporation ("Sprint"), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint ("SUMC") (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as "Employer"), and JOHN R. HOFFMAN ("Executive").

                    W I T N E S S E T H:

     WHEREAS, Employer and its parent and affiliates are engaged in the telecommunications business;

     WHEREAS, Executive has expertise, experience and capability in the business of Employer and the telecommunications business in general;

     WHEREAS, SUMC provides services for Sprint, its subsidiaries and affiliates, including providing all personnel to Sprint and Sprint's Long Distance Division; and

     WHEREAS, Employee is employed by SUMC to provide such services to Sprint;

     WHEREAS,  Executive has been, and now is serving  as  Senior
Vice President - External Affairs of Sprint;

     WHEREAS,  Employer desires to enter into this  Agreement  to
provide   severance and other benefits for Executive  and  obtain
Executive's  agreements  regarding  confidentiality   and   post-
employment restrictive covenants for Employer; and

     WHEREAS, Executive is willing to provide such agreements to Employer.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration are mutually acknowledged by the parties, it is hereby agreed as follows:

    1.   Recitals.

     The recitals hereinbefore set forth constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding its execution. Said recitals are by express reference made a part of the covenants hereof, and this Agreement shall be construed in light thereof.

    2.   Duties and Responsibilities.

     The duties and responsibilities of Executive are and shall continue to be of an executive nature as shall be required by
Employer in the conduct of its business. Executive's powers and authority shall include all those presently delegated to him or such other duties and responsibilities as from time to time may be assigned to him. Executive recognizes, that during his employment hereunder, he owes an undivided duty of loyalty to Employer, and agrees to devote his entire business time and attention to the performance of said duties and responsibilities and to use his best efforts to promote and develop the business of Employer.

    3.   Employment Term.

     Executive's employment may be terminated by either party in accordance with Sections 5, 6, 7, or 8 herein.

    4.   Compensation and Benefits.

     During employment, Executive shall be entitled to receive a base annual salary, shall be reimbursed for reasonable expenses incurred and accounted for in accordance with the policies and procedures of Employer, and shall be entitled to vacation pay and other benefits applicable to employees generally, each as may from time to time be established, amended or terminated. In addition, upon execution of this Agreement, Executive (a) shall be entitled to an option to purchase 15,000 shares of common stock as set forth in a stock option agreement of even-date herewith, attached hereto and incorporated herein (the "Stock Option Agreement"), and (b) shall be entitled to the Special Compensation set forth in Section 5 hereof in accordance with the terms of this Agreement.

    5.   Termination by Employer:  Special Compensation.

   At any time, Employer may terminate Executive's employment for any reason. If Executive's termination is other than pursuant to Section 6, Executive shall, subject to the other provisions of this Section 5, be entitled to the following Special Compensation (as that term is defined in this Section 5) in lieu of any benefits available under any and all Employer separation plans or policies. If Executive's termination is pursuant to Sections 5, 6 or 7, Executive's obligations under Sections 11, 12, 13, and 14 hereof shall continue.

      For purposes of this Agreement, "Special Compensation" shall entitle Executive:

        (a)   to  continue to receive for a period  of  eighteen
     (18) months from the date of termination (the "Severance Period") biweekly compensation at the rate equal to the biweekly amount of his base annual salary in effect at the date of termination of employment;

        (b) to receive a bonus, based on actual performance results, up to the target amount, under the Management Incentive Plan ("MIP") throughout the Severance Period provided that the amount, if any, payable under such Plan for the award period including the last day of the Severance Period shall be pro rated based upon the number of months of the Severance Period that fall within the award period and the total number of months in such award period;

        (c)  to  receive an award under the Long Term  Incentive
     Plan,   pro rated based on the Executive's last day worked,
     exclusive of any Severance Period, determined in accordance with the terms of said Plan;

        (d) to an acceleration of vesting of stock options in accordance with the relevant provisions of the Stock Option
     Agreement;

        (e)  to  continue  to receive throughout  the  Severance
     Period any executive medical, dental, life, and qualified or nonqualified retirement benefits which the Executive was receiving or was entitled to receive at the time of termination, except that long term disability and short term disability benefits cease on the last day worked;

        (f) to receive outplacement counseling by a firm selected by Employer to continue until Executive becomes employed; and

        (g) to continue to receive throughout the Severance Period all applicable executive perquisites (including automobile allowance, long distance services and all miscellaneous services) except country club membership dues and accrual of vacation.

     Employer shall pay or cause to be paid the amounts payable under paragraph (a) above in equal installments, bi-weekly in arrears, and the amount payable under paragraphs (b) and (c) in accordance with the terms of the Plans. All payments pursuant to this Section shall be subject to applicable federal and state income and other withholding taxes.

     In  addition  to the Special Compensation described  above,
Executive  shall  also  be  entitled to  any  vacation  pay  for
vacation   accrued  by  Executive  in  the  calendar   year   of
termination but not taken at the time of termination.

    In the event Executive becomes employed full time during the Severance Period, Executive's entitlement to continuation of the benefits described in paragraph (e) shall immediately cease, however, Executive shall retain any rights to continue medical insurance coverage under the COBRA continuation provisions of the group medical insurance plan by paying the applicable premium therefor.

    The payments and benefits provided for in this Section shall be in addition to all other sums then payable and owing to Executive hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Executive for employment or services provided after termination of employment hereunder, and shall be in full settlement and satisfaction of all of Executive's claims and demands.

    In all events, Executive's right to receive severance and/or other benefits pursuant to this Section shall cease immediately in the event Executive is re-employed by Employer or an affiliate or Executive breaches his Confidential Information Covenant (as defined in Section 11 hereof), or breaches Sections 12, 13 or 14 hereof. In all cases, Employer's rights under
Section 15 shall continue.

    6. Voluntary Resignation by Executive; Termination for Cause: Total Disability.

      Upon termination of Executive's employment by either Voluntary Resignation, Termination for Cause (as those terms are defined in this Section 6), or Total Disability, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation, severance pay or other benefits described herein but Executive's obligations under Sections 11, 12, 13 and 14 hereof shall continue.

           (a) Voluntary Resignation by Executive. At any time, Executive has the right, by written notice to Employer, to terminate his services hereunder ("Voluntary Resignation"), effective as of thirty (30) days after such notice.

           (b)  Termination  for Cause by Employer.   At  any
      time, Employer has the right to terminate Executive's employment. Termination upon the occurrence of any of the following shall be deemed termination for cause ("Termination for Cause"):

          (i) Conduct by the Executive which reflects adversely on the Executive's honesty, trustworthiness or fitness as an Executive, or

          (ii)  Executive's willful engagement in conduct  which
          is   demonstrably  and  materially  injurious  to  the
          Employer.

          For Termination for Cause, written notice of the termination of Executive's employment by Employer shall be served upon Executive and shall be effective as of the date of such service. Such notice given by Employer shall specify the act or acts of Executive underlying such termination.

          (c) Total Disability. Upon the total disability of the Executive, as that term is defined in the Long Term
   Disability Plan, Executive shall have no right to compensation or severance pay described herein but shall be entitled to long term disability and other such benefits afforded under the applicable policies and plans.

    7.   Resignation Following Constructive Discharge.

     If at any time, except in connection with a termination pursuant to Section 5, 6, or 8 Executive is Constructively Discharged (as that term is defined in this Section 7) then Executive shall have the right, by written notice to Employer within sixty (60) days of such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after such notice. Executive shall in such event be entitled to the compensation and benefits as if such employment were terminated pursuant to Section 5 of this Agreement.

     For purposes of this Agreement, the Executive shall be "Constructively Discharged" upon the occurrence of any one of the following events:

          (a) Executive is removed from his position with Employer other than as a result of Executive's appointment to positions of equal or superior scope and responsibility; or

          (b) Executive's targeted total compensation is reduced by more than 10% (other than across-the-board reductions similarly affecting all officers of Sprint Corporation).

    8.   Effect of Change in Control.

    In the event that within one year of a Change in Control (as that term is defined in this Section 8) Executive's employment is terminated:

          (a) by the Employer other than pursuant to Section 6,

          (b) by Executive pursuant to Section 7 hereof,

          (c) by Executive if Executive is required to be based anywhere other than his location at the time or the Kansas City metropolitan area, except for required travel on business to an extent substantially consistent with Executive's business travel obligations immediately prior the Change in Control;

then Executive shall be entitled to the Special Compensation described in Section 5 and shall be bound by Section 11, but shall not have any continuing obligations under Sections 12, 13, and 14, except as otherwise required by common law or statute.

    For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

           (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint or any of its affiliates, and other than Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities, or

           (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), incumbent members cease for any reason to constitute a majority of the members of the Board of Directors of Sprint;

provided, however, that a transaction among Employer, France Telecom and Deutsche Bundespost Telekom commonly known as Project Phoenix shall not constitute a Change in Control for this Agreement and the related Stock Option Agreement. A member of the Board of Directors of Sprint shall be an "incumbent member" if such individual is as of the date of this Agreement or at the beginning of the applicable two consecutive year period a member of the Board of Directors of Sprint, and any new director after the date of this Agreement (other than a director designated by person who has entered into an agreement to effect a transaction described in subparagraph (i) above) whose election to the Board or nomination for election by the stockholders of Sprint was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors as of the date hereof or as of the first day of the applicable two consecutive year period or whose election or nomination for election was previously so approved.

    9.  Dispute Resolution.

     All disputes arising under this Agreement, other than those disputes relating to Executive's alleged violations of Sections 11 through 14 herein, shall be submitted to arbitration by the American Arbitration Association of Kansas City, Missouri. Costs of arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and there shall be no appeal from any award rendered. Any award rendered may be entered as a judgment in any court of competent jurisdiction. In any judicial enforcement proceeding, the losing party shall reimburse the prevailing party for its reasonable costs and attorneys' fees for enforcing its rights under this Agreement, in addition to any damages or other relief granted. This
Section 9 does not apply to any action by Employer to enforce Sections 11 through 14 of this Agreement and does not in any way restrict Employer's rights under Section 15 herein.

    10.  Enforcement.

     In the event Employer shall fail to pay any amounts due to Executive under this Agreement as they come due, Employer agrees to pay interest on such amounts at a rate of prime plus two percent (2%) per annum. Employer agrees that Executive and any successor shall be entitled to recover all costs of successfully enforcing any provision of this Agreement, including reasonable attorney fees and costs of litigation.

    11.  Confidential Information.

     Executive acknowledges that during the course of his employment he has learned or will learn or develop Confidential Information (as that term is defined in this Section 11). Executive further acknowledges that unauthorized disclosure or use of such Confidential Information, other than in discharge of Executive's duties, will cause Employer irreparable harm.

    For purposes of this Section, Confidential Information means trade secrets (such as technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other proprietary information concerning the products, processes or services of Employer or its parent, and/or affiliates, including but not limited to: computer programs; unpatented inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development; business plans; sales forecasts; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning planned or pending acquisitions or divestitures; and information concerning purchases of major equipment or property, which information: (a) has not been made generally available to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Employee as confidential by Employer, either orally or in writing.

    Except in the course of his employment and in the pursuit of the business of Employer or any of its subsidiaries or affiliates, Executive shall not, during the course of his employment, or for a period of eighteen (18) months following termination of his employment for any reason, directly or indirectly, disclose, publish, communicate or use on his behalf or another's behalf, any proprietary information or data of Employer or any of its subsidiaries or affiliates.

     Executive acknowledges that Employer operates and competes nationally, and that Employer will be harmed by unauthorized disclosure or use of Confidential Information regardless of where such disclosure or use occurs, and that therefore this confidentiality agreement is not limited to any single state or other jurisdiction.

    12.  Non-Competition.

    Executive acknowledges that use or disclosure of Confidential Information described in Section 11 is likely if Executive were to perform telecommunications functions relating to long distance services on behalf of a competitor of Employer. Therefore, Executive shall not, for eighteen (18) months following termination of employment for any reason (the "Non-Compete Period"), accept any position, including but not limited to a position in the long distance operations of AT&T or MCI, where Executive dedicates his time and efforts principally to managing, controlling, participating in, investing in, acting as consultant or advisor to, rendering services for, or otherwise assisting any person or entity in the long distance business or the wireless business and performing functions relating to long distance or wireless services.

     Executive acknowledges that Employer operates and competes nationally, and that therefore this non-competition agreement is not limited to any single state or other jurisdiction.

     This section shall not prevent Executive from using general skills and experience developed during employment with Employer or other employers; or from accepting a position of employment with another company, firm, or other organization which competes with Employer, if its business is diversified and Executive is employed in a part of the business that is not related to long distance or wireless services and provided that such position does not require or permit the disclosure or use of Confidential Information.

    13.  Inducement of Other Employees.

     For a eighteen (18) month period following termination of employment, Executive will not directly or indirectly solicit, induce or encourage any employee or agent of Employer to terminate his relationship with Employer.

    14.  Return of Employer's Property.

  All notes, reports, sketches, plans, published memoranda or other documents created, developed, generated or held by Executive during employment, concerning or related to Employer's business, and whether containing or relating to Confidential Information or not, are the property of Employer and will be promptly delivered to Employer upon termination of Executive's employment for any reason whatsoever. During the course of employment, Executive shall not remove any of the above property containing Confidential Information, or reproductions or copies thereof, or any apparatus from Employer's premises without authorization.

    15.  Remedies.

     Executive acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of Sections 11, 12, 13 and 14 will not cause him undue hardship and that said provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

    Executive acknowledges that failure to comply with the terms of this Agreement will cause irreparable damage to Employer. Therefore, Executive agrees that, in addition to any other remedies at law or in equity available to Employer for Executive's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Executive to prevent such damage or breach, and the existence of any claim or cause of action Executive may have against Employer will not constitute a defense thereto. Executive further agrees to pay reasonable attorney fees and costs of litigation incurred by Employer in any proceeding relating to the enforcement of the Agreement or to any alleged breach thereof in which Employer shall prevail in whole or in part.

     In the event of a breach or a violation by Executive of any of the covenants and provisions of this Agreement, the running of the Non-Compete Period (but not of Executive's obligation thereunder), shall be tolled during the period of the continuance of any actual breach or violation.

   16.  Confidentiality of Agreement.

    As a specific condition to Executive's right to Special Compensation or other benefits described herein, Executive agrees that he will not disclose or discuss: the existence of this Agreement; the Special Compensation provided hereunder; or any other terms of the Agreement except: (1) to members of his immediate family; (2) to his financial advisor or attorney but then only to the extent necessary for them to assist him; or (3) as required by law or to enforce legal rights.

    17.  Entire Understanding.

     This Agreement constitutes the entire understanding between the parties relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters, except for the terms and provisions of the Key Management Benefit Plan and any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to in or contemplated by this Agreement and except for the SPRINT UNITED EMPLOYEE AGREEMENT REGARDING PROPERTY RIGHTS AND BUSINESS PRACTICES which the Executive has signed and by which Executive continues to be bound.

    18.  Binding Effect.

    This Agreement shall be binding upon and inure to the benefit of Executive's executors, administrators, legal representatives, heirs and legatees and the successors and assigns of Employer.

    19.  Partial Invalidity.

     The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Executive hereby agrees that such scope may be judicially modified accordingly.

    20.  Strict Construction.

    The language used in this Agreement will be deemed to be the language chosen by Employer and Executive to express their mutual intent and no rule of strict construction shall be applied against any person.

    21.  Waiver.

     The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

    22.  Notices.

   Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon delivery to the address of such party specified below if delivered personally or by courier; (b) upon dispatch if transmitted by telecopy or other means of facsimile, provided a copy thereof is also sent by regular mail or courier; or (c) within forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as certified mail, return receipt requested, addressed, in any case to the party at the following address(es) or telecopy numbers:

          If to Executive:

          John R. Hoffman
          Sprint Corporation
          8140 Ward Parkway
          Kansas City, MO  64114

          If to Employer:

          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205
          Attention:  Corporate Secretary

or to such other address(es) or telecopy number(s) as any party may designate by Written Notice in the aforesaid manner.

    23.  Governing Law.

     This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Kansas.

    24.  Gender.

     Wherever from the context it appears appropriate, each term stated in either the singular of plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine or neuter.

    25.  Headings.

     The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date above set forth.





JOHN R. HOFFMAN                  SPRINT/UNITED MANAGEMENT COMPANY

/s/ JOHN R. HOFFMAN

                            By:  /s/ I. BENJAMIN WATSON

                                        Authorized Officer



                                 SPRINT CORPORATION



                            By:  /s/ DON A. JENSEN


                                        Authorized Officer